 Exhibit 32.1

CERTIFICATION PURSUANT TO

THE SARBANES-OXLEY ACT OF 2002

CHIEF EXECUTIVE OFFICER

I, Vincent DeLorenzo, certify that:

In connection with the Annual Report of Digital Creative Development Corporation (the “Company”) on Form 10-K for the period ending June 30, 2011 (the “Report”), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1340, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Vincent DeLorenzo
Vincent DeLorenzo, Chief Financial Officer January 10, 2012